SUMMARY PROSPECTUS | EXCHANGE TRADED FUND

ETF NYSE ARCA TICKER SYMBOL RYJ AS OF 12.27.2013
Guggenheim Raymond James SB-1 Equity ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated December 27, 2013, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “SB-1 Equity Index” or the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (comprehensive management fee)	0.75%
Distribution and service (12b-1) fees(1)	—%
Acquired fund fees and expenses(2)	0.08%
Other expenses	0.00%
Total annual Fund operating expenses	0.83%

1The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees (the“Board of Trustees”) of Claymore Exchange-Traded Fund Trust (the“Trust”) has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus.

2 Acquired fund fees and expenses refer to the Fund’s pro rata portion of the management fees and operating expenses of the closed-end funds in which the Fund invests. Since acquired fund fees and expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$85	$319	$571	$1,295

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the SB-1 Equity Index (Index Ticker: RJSBITR). The SB-1 Equity Index is composed of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc. (“Raymond James & Associates”), an affiliate of Raymond James Research Services, LLC (“Raymond James” or the “Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The depositary receipts included in the Index may be sponsored or unsponsored. The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Index generally consists of between 100 and 200 securities and, as of November 30, 2013, the market capitalization range of Index constituents was $63 million to $500 billion. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust (the “Board of Trustees”) may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances, such as: (i) regulatory requirements which may affect the Fund’s ability to hold a security included in the Index, (ii) restrictions or requirements in local markets which may render it infeasible or inefficient for the Fund to purchase or sell a security included in the Index or (iii) liquidity concerns that may affect the Fund’s ability to purchase or sell a security included in the Index, in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated. As of August 31, 2013, the financial services sector represented a substantial portion of the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although generally limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, to the extent the Fund invests in foreign securities other than ADRs, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. Securities of these companies present additional risks because their earnings are less predictable and they are more likely than larger companies to have narrower product lines, markets or financial resources. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Concentration Risk. At any given time, the Fund may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, and may invest more than 25% of its total assets in securities of issuers in one particular industry in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such an industry concentration in the Index. If the Fund’s investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of changes in environmental laws; and intense competition and periodic overbuilding. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks Relating To Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

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There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. There is no assurance that Raymond James & Associates will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as “Strong Buy 1.”

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There are no assurances that Raymond James & Associates will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James & Associates may decrease (i) the number of equity analysts that it employs; (ii) the number of covered industries, or (iii) the number of covered issuers within an industry.

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In the event that an analyst leaves Raymond James & Associates, all securities covered by that analyst are placed “under review.” Any such securities included in the Index would be removed during the next rebalancing period, despite the fact that expectations regarding such security’s performance may be unchanged. Following such review, another Raymond James & Associates analyst could subsequently rate such security SB-1; in which event such security would be included in the Index during the next rebalancing period, which would increase portfolio turnover.

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Raymond James & Associates may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB-1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James & Associates of an SB-1 rating on such securities.

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Activities by Raymond James & Associates in other areas of its business, such as underwriting and advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management, legal or compliance personnel of Raymond James & Associates may determine to suspend or restrict research coverage on certain companies from time to time or at any time. The Fund would continue to hold securities that are and continue to be rated SB-1 during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports.

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Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial services sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Risks of Investing In Other Investment Companies. Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of premiums above the value of such companies’portfolio securities or net asset values. The Fund must continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary twice per calendar month, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds (“ETFs”) that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at guggenheiminvestments.com.

On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the “Predecessor Fund”). Therefore, the returns provided below also include those of the Predecessor Fund. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund. The performance information provided for the Fund for the period prior to September 3, 2008, is based upon the NAV performance history (not market price) of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund.

Calendar Year Total Return as of 12/31

The Predecessor Fund commenced operations on May 19, 2006. The Fund’s year-to-date return was 30.58% as of September 30, 2013.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 25.61% and -29.22%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

			Since
			inception
Average Annual Total Returns for the Periods Ended December 31, 2012	1 year	5 years	5/19/06
Returns Before Taxes	14.93%	4.01%	4.80%
Returns After Taxes on Distribution	14.79%	3.96%	4.24%
Returns After Taxes on Distributions and Sale of Fund Shares	9.70%	3.41%	3.80%
Raymond James SB-1 Equity Index (reflects no deduction for fees, expenses or taxes)	15.79%	5.02%	5.84%
S&P 400 MidCap Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.14%	6.06%

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Managers. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Mr. Byrum, Senior Vice President, Mr. King, Portfolio Manager, and Ms. Gao, ETF Analyst, have managed the Fund’s portfolio since December 2013.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at net asset value (“NAV”) only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ETF-SUMPRO-RYJ-1213